UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 31, 2013

NORTHROP GRUMMAN CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2980 Fairview Park Drive, Falls Church, Virginia 22042

www.northropgrumman.com

(Address of principal executive offices and internet site)

(703) 280-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2013, Northrop Grumman Corporation (the “Company”) issued $850,000,000 in aggregate principal amount of 1.750% Senior Notes due 2018 (the “2018 Notes”), $1,050,000,000 in aggregate principal amount of 3.250% Senior Notes due 2023 (the “2023 Notes”) and $950,000,000 in aggregate principal amount of 4.750% Senior Notes due 2043 (the “2043 Notes” and, together with the 2018 Notes and the 2023 Notes, the “Notes”). The Notes were issued pursuant to an indenture (the “Original Indenture”), dated as of November 21, 2001, as supplemented by the first supplemental indenture, dated as of July 30, 2009 (the “First Supplemental Indenture”), the third supplemental indenture, dated as of March 30, 2011 (the “Third Supplemental Indenture”), the fourth supplemental indenture, dated as of March 30, 2011 (the “Fourth Supplemental Indenture”) and the fifth supplemental indenture, dated as of May 31, 2013 (the “Fifth Supplemental Indenture”) between the Company and The Bank of New York Mellon (the “Trustee”) (the Original Indenture as supplemented by the First Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Fifth Supplemental Indenture, the “Indenture”). The Notes were sold pursuant to an Underwriting Agreement, dated May 28, 2013, by and among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBS Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

The 2018 Notes will mature on June 1, 2018, the 2023 Notes will mature on August 1, 2023 and the 2043 Notes will mature on June 1, 2043. The Company may at its option redeem any of the series of Notes, in whole or in part, at any time or from time to time, at the redemption price described in the Final Prospectus Supplement filed with the Securities and Exchange Commission dated May 28, 2013 (the “Final Prospectus Supplement”). The Indenture governing the Notes contains certain covenants, including covenants related to our ability to create liens, engage in certain sale and leaseback transactions and engage in certain transactions and asset sales. These covenants are subject to exceptions and qualifications.

The terms and conditions of the Notes are set forth in the Original Indenture, filed as an exhibit to the Company’s current report on Form 8-K filed on November 21, 2001, the First Supplemental Indenture, filed as an exhibit to the Company’s current report on Form 8-K filed on July 30, 2009, the Third Supplemental Indenture, filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2011, filed on April 27, 2011, the Fourth Supplemental Indenture, filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2011, filed on April 27, 2011, and the Fifth Supplemental Indenture attached hereto as Exhibit 4(a). The foregoing description of the Notes is qualified in its entirety by reference to these documents. The Company has on file with the Securities and Exchange Commission an effective registration statement on Form S-3 dated July 27, 2011 (Registration No. 333-175818, the “Registration Statement”) and incorporates by reference the exhibits filed with this report into the Registration Statement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1(a)	Underwriting Agreement, dated May 28, 2013, among Northrop Grumman Corporation and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBS Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

Exhibit 4(a)	Fifth Supplemental Indenture, dated as of May 31, 2013 between Northrop Grumman Corporation and The Bank of New York Mellon, as successor to JPMorgan Chase Bank, Trustee, to Indenture dated as of November 21, 2001

Exhibit 4(b)	Form of 1.750% Senior Note due 2018 (included in Exhibit 4(a))

Exhibit 4(c)	Form of 3.250% Senior Note due 2023 (included in Exhibit 4(a))

Exhibit 4(d)	Form of 4.750% Senior Note due 2043 (included in Exhibit 4(a))

Exhibit 5(a)	Opinion of Cravath, Swaine & Moore LLP

Exhibit 23(a)	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5(a))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary

Date: May 31, 2013

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1(a)	Underwriting Agreement, dated May 28, 2013, among Northrop Grumman Corporation and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBS Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

Exhibit 4(a)	Fifth Supplemental Indenture, dated as of May 31, 2013 between Northrop Grumman Corporation and The Bank of New York Mellon, as successor to JPMorgan Chase Bank, Trustee, to Indenture dated as of November 21, 2001

Exhibit 4(b)	Form of 1.750% Senior Note due 2018 (included in Exhibit 4(a))

Exhibit 4(c)	Form of 3.250% Senior Note due 2023 (included in Exhibit 4(a))

Exhibit 4(d)	Form of 4.750% Senior Note due 2043 (included in Exhibit 4(a))

Exhibit 5(a)	Opinion of Cravath, Swaine & Moore LLP

Exhibit 23(a)	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5(a))

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